AMENDMENT TO EQUITY COMMITMENT AGREEMENT

This Amendment, dated as of May 6, 2020 (this “Amendment”), to the Equity Commitment Agreement, dated as of October 29, 2019 (the “Equity Commitment Agreement”), is entered into by and among (i) Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”), (ii) each Commitment Party (as defined in the Equity Commitment Agreement), (iii) Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, (iv) Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company and (v) OT POF IEA Preferred B Aggregator, L.P., a Delaware limited partnership. Capitalized terms used herein and not defined herein have the meanings set forth in the Equity Commitment Agreement.

WHEREAS, the Parties wish to make certain modifications and amendments to the terms of the Equity Commitment Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.	Amendment to Section 9.18(d). Section 9.18(d) of the Equity Commitment Agreement is hereby amended and restated in its entirety as set forth below:

(d)    The closing of the purchase of Series B-3 Preferred Stock (and the corresponding 2020 Commitment Warrants) by the Backstop Parties contemplated by this Section 9.18 (the “2020 Commitment Closing”) shall be consummated on or before July 14, 2020, or such other date as mutually agreed by the Backstop Parties and the Company (the “2020 Commitment Closing Date”). At the 2020 Commitment Closing, each Backstop Party shall pay to the Company its 2020 Commitment Purchase Price by wire transfer of immediately payable funds to an account specified in writing by the Company in exchange for (i) a number of fully paid and non-assessable shares of Series B-3 Preferred Stock determined by dividing such Backstop Party’s 2020 Commitment Purchase Price by the Per Share Purchase Price, (ii) a number of warrants to purchase Common Stock equal to the product of (x) such Backstop Party’s 2020 Commitment Purchase Price multiplied by (y) a fraction equal to 5,500,000/160,000,000 (the “2020 Commitment Warrants”, which warrants will be on substantially the same terms as the Warrants (and will be subject to the protections set forth in Section 2.1(a) and Section 5.6), in each case, free and clear of all Liens, (iii) its Backstop Pro Rata Share of the 2020 Commitment Fees by wire transfer of immediately available funds to such accounts as designated by each Backstop Party, and (iv) its Expense Reimbursement Payment to the extent not previously paid (which may be set off against such Backstop Party’s 2020 Commitment Amount, at such Backstop Party’s option).

2.	Acknowledgment. For the avoidance of doubt, the parties hereto hereby acknowledge and agree that as of the date of this Amendment, the 2020 Commitment Reduction

Amount is $9,350,000.00 and therefore the amount of the Called 2020 Commitment shall in no event exceed $5,650,000.00.

3.	Ratification. Except as specifically provided for in this Amendment, the terms of the Equity

Commitment Agreement remain in full force and effect unaffected by this Amendment.

4.
Effect of Amendment. Whenever the Equity Commitment Agreement is referred to in the Equity Commitment Agreement or in any other agreements, documents and instruments, such reference shall be deemed to be to the Equity Commitment Agreement as amended by this Amendment.

5.	Miscellaneous. Sections 9.1 through 9.8 of the Equity Commitment Agreement shall apply mutatis mutandis to this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Parties have duly executed this Agreement as of the date first above written.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

By: /s/ JP Roehm
Name: John P. Roehm
Title: President and Chief Executive Officer

ARES SPECIAL SITUATIONS FUND IV, L.P.
By: ASSF Management IV, L.P., its general partner
By: ASSF Management IV GP LLC, its general partner
By: /s/ Aaron Rosen
Name: Aaron Rosen
Title: Partner

ASOF Holding I, L.P.
By: ASOF Management, L.P., its general partner
By: ASOF Management GP LLC, its general partner

By: /s/ Aaron Rosen
Name: Aaron Rosen
Title: Partner

Notice Information:
c/o Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Email: sgraves@aresmgmt.com, PI General Counsel@aresmgmt.com
Attn: Scott Graves

INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC

By: /s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

By: /s/ Peter Jonna
Name: Peter Jonna
Title: Authorized Signatory

Notice Information:
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Email: ischapiro@oaktreecapital.com, pjonna@oaktreecapital.com

Attention: Ian Schapiro, Peter Jonna

OT POF IEA PREFERRED B AGGREGATOR, L.P.

By: OT POF IEA PREFERRED B AGGREGATOR GP, LLC
Its: General Partner

By: Oaktree Power Opportunities Fund III Delaware, L.P.
Its: Managing Member

By: Oaktree Power Opportunities Fund III Delaware, L.P.
Its: General Partner

By: Oaktree Fund GP, LLC
Its: General Partner
By: Oaktree Fund GP I, L.P.
Its: Managing Member

By: /s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

By: /s/ Peter Jonna
Name: Peter Jonna
Title: Authorized Signatory

Notice Information:
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Email: ischapiro@oaktreecapital.com, pjonna@oaktreecapital.com
Attention: Ian Schapiro, Peter Jonna

OAKTREE POWER OPPORTUNITIES FUND III DELAWARE, L.P.

By: Oaktree Power Opportunities Fund III Delaware, L.P.
Its: General Partner

By: Oaktree Fund GP, LLC
Its: General Partner
By: Oaktree Fund GP I, L.P.
Its: Managing Member

By: /s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

By: /s/ Peter Jonna
Name: Peter Jonna
Title: Authorized Signatory

Notice Information:
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Email: ischapiro@oaktreecapital.com, pjonna@oaktreecapital.com
Attention: Ian Schapiro, Peter Jonna